June 10, 2004

DREYFUS INSTITUTIONAL MONEY

     MARKET FUND: MONEY MARKET SERIES

Supplement to Prospectus dated May 1, 2004

     On Friday, June 11, 2004, net asset value of the fund will be calculated at 12:00 Noon, Eastern Standard Time. Purchase and redemption transactions placed in proper form, including Federal Funds received by such time, will be effected at the share price determined at 12:00 Noon on that day.

0179-0195s0604